UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2022

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RWT	New York Stock Exchange

Item 5.02. Compensatory Arrangements of Certain Officers.

(e) At a meeting held on December 15, 2022, the Compensation Committee of the Board of Directors of Redwood Trust, Inc. (the “Company”) considered and approved the following compensation matters for the Company’s CEO and for certain other named executive officers of the Company noted below.

Key Compensation Matters – CEO

•	CEO’s 2022 Year-End Long-Term Equity Compensation Award. On December 15, 2022, the Compensation Committee approved the following 2022 year-end long-term equity-based incentive (“LTI”) award of Performance Stock Units (“PSUs”) for the Company’s CEO pursuant to the Company’s Amended and Restated 2014 Incentive Award Plan (the “2014 Incentive Plan”). The terms of this PSU award are further summarized below.

	Aggregate Grant Date Fair Value (1)	Form of CEO’s
2022 LTI Award – CEO	2022 Year-End LTI Award	2022 Year-End LTI Award
Christopher J. Abate, Chief Executive Officer	$4,000,000	100% PSUs

(1) Determined in accordance with FASB Accounting Standards Codification Topic 718 at the time the grant was made.

•	CEO’s 2023 Base Salary & Target Annual Bonus. On December 15, 2022, the Compensation Committee made the following determinations regarding the 2023 base salary and 2023 target annual bonus for the Company’s CEO. Performance goals associated with earning at, above, or below target annual bonus for 2023 will be based on one or more financial performance goals, operational goals and individual goals pre-established by the Compensation Committee in the first quarter of 2023.

		% Change from
2023 Base Salary – CEO	2023 Base Salary	2022 Base Salary
Christopher J. Abate, Chief Executive Officer	$900,000	0% (unchanged)

% Change from
	2023 Target	2022 Target
2023 Target Annual Bonus – CEO	Annual Bonus	Annual Bonus
Christopher J. Abate, Chief Executive Officer	200% of Base Salary	0% (unchanged)

Compensation Matters – CEO and Certain Other Named Executive Officers

2022 Year-End Long-Term Equity Compensation Awards. On December 15, 2022, the Compensation Committee approved 2022 year-end long-term equity-based incentive (“LTI”) awards to certain named executive officers of the Company. Three different types of equity-based awards were granted: Deferred Stock Units (“DSUs”), cash-settled Deferred Stock Units (“csDSUs”), and Performance Stock Units (“PSUs”) pursuant to the Company’s Amended and Restated 2014 Incentive Award Plan (the “2014 Incentive Plan”). The terms of each of these three types of awards are summarized below.

•	The DSUs and csDSUs granted on December 15, 2022 will vest over four years, with 25% of each award vesting on January 31, 2024, and an additional 6.25% vesting on the first day of each subsequent quarter (beginning April 1, 2024), with full vesting of the final 6.25% on December 14, 2026. The DSUs and csDSUs will vest in full upon a termination of service (i) either without “cause” or for “good reason”, in either case, on or within 24 months following a change in control, or (ii) due to the officer’s death or disability. In addition, the DSUs and csDSUs are subject to partial or full accelerated vesting upon a termination of service due to the officer’s “retirement”. Shares of Company common stock underlying the DSUs, and cash in an amount equal to the value of the common stock underlying the csDSUs on December 14, 2026, will be distributed to the recipients not later than December 31, 2026.

•	Each DSU and csDSU granted on December 15, 2022 had a grant date fair value of $7.44, which was determined in accordance with FASB Accounting Standards Codification Topic 718 at the time the grant was made. The number of DSUs and csDSUs granted to each officer was determined based on a dollar amount for each award divided by the closing price of the Company’s common stock on the New York Stock Exchange (“NYSE”) on the grant date. The DSUs and csDSUs have attached dividend equivalent rights, resulting in the payment of dividend equivalents each time the Company declares a common stock dividend during the vesting period and until the underlying shares of common stock or cash are distributed.

•	The definitive terms of the DSUs granted on December 15, 2022 are set forth in the Form of Deferred Stock Unit Award Agreement (which is included as Exhibit 10.1 hereto and incorporated by reference herein) and the 2014 Incentive Plan. The foregoing description of the terms of the DSUs does not purport to be complete and is qualified in its entirety by the full text of the Form of Deferred Stock Unit Award Agreement included as Exhibit 10.1 hereto and incorporated by reference herein.

•	The terms of the csDSUs granted on December 15, 2022 are generally consistent with the terms of the DSUs granted on December 15, 2022, except that at final settlement (four years following the grant), the value of the common stock underlying the csDSUs on December 14, 2026 will be settled with a cash payment, rather than through the delivery of shares of common stock. The definitive terms of these csDSUs are set forth in the Form of Cash-Settled Deferred Stock Unit Award Agreement (which is included as Exhibit 10.2 hereto and incorporated by reference herein) and the 2014 Incentive Plan. The foregoing description of the terms of the csDSUs does not purport to be complete and is qualified in its entirety by the full text of the Form of Cash-Settled Deferred Stock Unit Award Agreement included as Exhibit 10.2 hereto and incorporated by reference herein.

•	The PSUs granted on December 15, 2022 are performance-based equity awards under which the number of underlying shares of Company common stock that vest and that the recipient becomes entitled to receive at the time of vesting will generally range from 0% to 250% of the target number of PSUs granted (for each executive, such target number, the “Target PSUs”), with the Target PSUs granted being adjusted to reflect the value of any dividends declared on Company common stock during the vesting period (as further described below). Vesting of these PSUs will generally occur after a three-year performance measurement/vesting period, i.e., as of January 1, 2026, based on a three-step process as described below.

First, vesting would range from 0%-250% of two-thirds of the Target PSUs granted based on the level of book value total stockholder return (“bvTSR”) attained over the three-year vesting period, with 100% of this two-thirds of the Target PSUs vesting if three-year bvTSR is 25%.

Second, vesting would range from 0%-250% of one-third of the Target PSUs granted based on Redwood’s relative total stockholder return (“rTSR”) against a comparator group of companies measured over the three-year vesting period, with 100% of this one-third of the Target PSUs vesting if three-year rTSR corresponds to 55th percentile rTSR.

Third, if the aggregate vesting level after steps one and two is greater than 100% of the Target PSUs, but absolute total shareholder return (“TSR”) is negative over the three-year performance period, aggregate vesting would be capped at 100% of Target PSUs.

In the event of a termination of employment due to the officer’s death or disability, by the Company without cause, by the officer for good reason or due to the officer’s retirement (each, a “qualifying termination”), in any event, during the performance period, the PSUs will remain outstanding and eligible to vest based on the achievement of performance goals during the performance period. The number of PSUs that ultimately vest (if any) will be pro-rated in connection with a retirement during 2023 or a termination of employment by the Company without cause; the pro-ration will be applied based on the number of days the officer was employed during 2023 and the performance period, respectively.

In addition, in the event of a change in control: (i) PSUs will be earned based on the achievement of performance goals through the shortened performance period ending with the change in control (with the bvTSR goal being deemed achieved at target); (ii) the number of PSUs earned will remain outstanding and eligible to vest as time-vesting PSUs on January 1, 2026, subject to the officer’s continued employment; and (iii) if the officer experiences a qualifying termination prior to January 1, 2026, the then-outstanding time-vesting PSUs will vest.

Subject to vesting, shares of Company common stock underlying these PSUs will be distributed to the recipients within 45 days following April 1, 2026. At the time of vesting, the value of any dividends declared during the vesting period will be reflected in the PSUs by increasing the target number of PSUs granted by an amount corresponding to the incremental number of shares of Company common stock that a stockholder would have acquired during the three-year vesting period had all dividends during that period been reinvested in Company common stock. Between the vesting of these PSUs and the delivery of the underlying shares of Company common stock, the underlying vested award shares will have attached dividend equivalent rights, resulting in the payment of dividend equivalents each time the Company declares a common stock dividend during that period.

Each PSU granted on December 15, 2022 had a preliminary estimated grant date fair value of $8.67, which estimate will be finalized and determined in accordance with FASB Accounting Standards Codification Topic 718 as of the time the grant was made. The definitive terms of these PSUs are set forth in the Form of Performance Stock Unit Award Agreement (which is included as Exhibit 10.3 hereto and incorporated by reference herein) and the 2014 Incentive Plan. The foregoing description of the terms of the PSUs does not purport to be complete and is qualified in its entirety by the full text of the Form of Performance Stock Unit Award Agreement included as Exhibit 10.3 hereto and incorporated by reference herein.

In accordance with the requirements of Item 5.02(e) of Form 8-K, the 2022 year-end long-term equity compensation awards granted on December 15, 2022 to the following officers of the Company are set forth in the table below:

	Deferred Stock Units (“DSUs”)		Cash Settled DSUs (“csDSUs”)		Performance Stock Units (“PSUs”)
	# (1)	Aggregate Grant Date Fair Value (2)	# (1)	Aggregate Grant Date Fair Value (2)	Aggregate Grant Date Fair Value(2)
Christopher J. Abate, Chief Executive Officer	-	$0	-	$0	$4,000,000

Dashiell I. Robinson, President	109,206	$812,500	109,206	$812,500	$1,625,000

Brooke E. Carillo, Chief Financial Officer	100,806	$750,000	100,806	$750,000	$1,500,000

Andrew P. Stone, Executive Vice President & Chief Legal Officer	42,002	$312,500	42,002	$312,500	$625,000

Sasha G. Macomber, Chief Human Resources Officer	42,002	$312,500	42,002	$312,500	$625,000

(1) Determined in accordance with FASB Accounting Standards Codification Topic 718 at the time the grant was made.

(2) Rounded to nearest $100.00 increment.

2023 Base Salaries.  On December 15, 2022, the Compensation Committee made determinations regarding the 2023 base salaries of certain named executive officers of the Company.  In accordance with the requirements of Item 5.02(e) of Form 8-K, the 2023 base salaries of the following named executive officers of the Company are set forth in the table below:

2023 Base Salary
Christopher J. Abate, Chief Executive Officer	$900,000

Dashiell I. Robinson, President	$850,000

Brooke E. Carillo, Chief Financial Officer	$800,000

Andrew P. Stone, Executive Vice President and Chief Legal Officer	$450,000

Sasha G. Macomber, Chief Human Resources Officer	$450,000

2023 Target Annual Bonuses.  On December 15, 2022, the Compensation Committee made determinations regarding the 2023 target annual bonuses of certain named executive officers of the Company. Performance goals associated with earning at, above, or below target annual bonus for 2023 will be based on one or more financial performance goals, operational goals and individual goals pre-established by the Compensation Committee in the first quarter of 2023. In accordance with the requirements of Item 5.02(e) of Form 8-K, the 2023 target annual bonuses of the following named executive officers of the Company are set forth in the table below.

2023 Target Annual Bonus (as a % of 2023 Base Salary)
Christopher J. Abate, Chief Executive Officer	200%

Dashiell I. Robinson, President	190%

Brooke E. Carillo, Chief Financial Officer	185%

Andrew P. Stone, Executive Vice President and Chief Legal Officer	150%

Sasha G. Macomber, Chief Human Resources Officer	150%

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Form of Deferred Stock Unit Award Agreement under 2014 Incentive Plan

Exhibit 10.2	Form of Cash-Settled Deferred Stock Unit Award Agreement under 2014 Incentive Plan

Exhibit 10.3	Form of Performance Stock Unit Award Agreement under 2014 Incentive Plan

Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 16, 2022	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
Name: Andrew P. Stone
Title: Executive Vice President, Chief Legal Officer, and Secretary